                                                                  EXHIBIT NO. 24

                        ARMSTRONG WORLD INDUSTRIES, INC.

                                POWER OF ATTORNEY

RE: 2002 ANNUAL REPORT ON FORM 10-K

     I, James E. Marley, as a Director of Armstrong Holdings, Inc., do hereby constitute and appoint, MICHAEL D. LOCKHART or, in the case of his absence or inability to act as such, JOHN N. RIGAS or, in the case of his absence or inability to act as such, WALTER T. GANGL, my agent, to sign in my name and on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with the same effect as if such signature were made by me personally.

                                                  /s/ James E. Marley
                                                 ---------------------------
                                                  James E. Marley

                                                  Dated: February 24, 2003

All powers of attorney required to be filed are substantially identical in all material respects. Therefore, in accordance with SEC Regulation 229.601(a) Instruction 2, only the foregoing copy is being included expect, however, that the manually signed copy filed with the Securities and Exchange Commission includes a complete set of powers of attorney.

All powers of attorney differ only from the form of the foregoing in that they are executed by the following parties in the capacities indicated on or about February 24, 2003.

H. Jesse Arnelle           Director
Van C. Campbell            Director
Judith R. Haberkorn        Director
John A. Krol               Director
James E. Marley            Director
Ruth M. Owades             Director
M. Edward Sellers          Director
Jerre L. Stead             Director

                                                                  EXHIBIT NO. 24

I, John N. Rigas, Senior Vice President, Secretary and General Counsel of Armstrong Holdings, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, do hereby certify that at a meeting of the Board of Directors of said corporation duly held on the 24th day of February, 2003, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect.

         RESOLVED that the execution of the Company's 2002 Annual Report on Form 10-K by members of the Board of Directors through powers of attorney granting Messrs. Lockhart, Rigas and Gangl the power to sign on their behalf is authorized.

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 25th day of February, 2003.

                                        /s/ John N. Rigas
                                      --------------------------------------
                                        John N. Rigas
                                        Senior Vice President, Secretary and
                                        General Counsel

                                                                  EXHIBIT NO. 24

                        ARMSTRONG WORLD INDUSTRIES, INC.
                                POWER OF ATTORNEY

RE:  2002 ANNUAL REPORT ON FORM 10-K


       I, James E. Marley, as a Director of Armstrong World Industries, Inc., do hereby constitute and appoint, MICHAEL D. LOCKHART or, in the case of his absence or inability to act as such, JOHN N. RIGAS or, in the case of his absence or inability to act as such, WALTER T. GANGL, my agent, to sign in my name and on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with the same effect as if such signature were made by me personally.

                                                /s/ James E. Marley
                                               ----------------------------
                                                James E. Marley

                                                Dated: March 18, 2003

                                                                  EXHIBIT NO. 24

I, John N. Rigas, Senior Vice President, Secretary and General Counsel of Armstrong World Industries, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, do hereby certify that at a meeting of the Board of Directors of said corporation duly held on the 17th day of March, 2003, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect.

         RESOLVED That the execution of the Company's 2002 Annual Report on Form 10-K by members of the Board of Directors through powers of attorney granting Messrs. Lockhart, Rigas and Gangl the power to sign on their behalf is authorized.

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 17th day of March, 2003.

                                /s/ John N. Rigas
                               -------------------------------------
                                John N. Rigas
                                Senior Vice President, Secretary and
                                General Counsel